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                                                                      EXHIBIT 17

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                                                                                              VOTE BY TELEPHONE
                                                                                        --------------------------------
                                                                                        Have your proxy card available
                                                                                        when you call the TOLL-FREE
                                                                                        NUMBER 1-800-XXX-XXXX using a
                                                                                        touch-tone telephone. You will
                                                                                        be prompted to enter your
                                                                                        Control Number. Please follow
                                                                                        the simple prompts that will be
                                                                                        presented to you to record your
                                                                                        vote.

                                                                                        --------------------------------
                                                                                                VOTE BY INTERNET
                                                                                        --------------------------------
                                                                                        Have your proxy card available
                                                                                        when you access the website
                                                                                        http://www.aimfunds.com. You
                                                                                        will be prompted to enter your
                                                                                        Control Number. Please follow
                                                                                        the simple prompts that will be
                                                                                        presented to you to record your
                                                                                        vote.

                                                                                        --------------------------------
                                                                                                 VOTE BY MAIL
                                                                                        --------------------------------
                                                                                        Please mark, sign and date your
                                                                                        proxy card and return it in the
                                                                                        POSTAGE-PAID ENVELOPE provided
                                                                                        or return it to: Proxy
                                                                                        Tabulator, P.O. Box xxxx,
                                                                                        Hingham, MA 02043-xxxx.

--------------------------                   --------------------------                 --------------------------------
    VOTE BY TELEPHONE                             VOTE BY INTERNET                               VOTE BY MAIL
  Call TOLL-FREE using a                       Access the WEBSITE and                          Return your proxy
    Touch-Tone phone:                             Cast your vote:                             in the POSTAGE-PAID
      1-800-XXX-XXXX                           http://www.aimfunds.com                         envelope provided
--------------------------                   --------------------------                 --------------------------------

                                          VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
                      IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.


                            YOUR CONTROL NUMBER IS:


                                         PROXY MUST BE SIGNED AND DATED BELOW.

                             o PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. o

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                                         TODAY!
PROXY CARD                                                                                                    PROXY CARD
                                      PROXY SOLICITED BY THE BOARD OF TRUSTEES OF


                                                 AIM JAPAN GROWTH FUND

                                           (A PORTFOLIO OF AIM GROWTH SERIES)

                          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

         The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present.
         IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND
         "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                                        NOTE: PLEASE SIGN EXACTLY AS
                                                                                        YOUR NAME APPEARS ON THIS PROXY
                                                                                        CARD. All joint owners should
                                                                                        sign. When signing as executor,
                                                                                        administrator, attorney, trustee
                                                                                        or guardian or as custodian for
                                                                                        a minor, please give full title
                                                                                        as such. If a corporation,
                                                                                        please sign in full corporate
                                                                                        name and indicate the signer's
                                                                                        office. If a partner, sign in
                                                                                        the partnership name.


                                                                                        --------------------------------
                                                                                        Signature


                                                                                        --------------------------------
                                                                                        Signature (if held jointly)


                                                                                        --------------------------------
                                                                                        Dated
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        o PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. o


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]

                                                                                                               WITHHOLD
                                                                                                     FOR       AUTHORITY     FOR ALL
1.   To elect twelve individuals to the Board of Trustees of AIM Growth Series,                      ALL   FOR ALL NOMINEES  EXCEPT
     each of whom will serve until his or her successor is elected and
     qualified:                                                                                      [ ]         [ ]           [ ]

     01  Frank S. Bayley     04  Albert R. Dowden      07  Carl Frischling      10  Lewis F. Pennock
     02  Bruce L. Crockett   05  Edward K. Dunn, Jr.   08  Robert H. Graham     11  Ruth H. Quigley
     03  Owen Daly II        06  Jack M. Fields        09  Prema Mathai-Davis   12  Louis S. Sklar

        TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED.

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                                                                                     FOR             AGAINST             ABSTAIN

2.   To approve an Agreement and Plan of Reorganization that provides for the        [ ]              [ ]                  [ ]
     combination of AIM Japan Growth Fund, a portfolio of AIM Growth Series, with AIM International Equity Fund, a portfolio of AIM International Funds,
     Inc.

3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
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